EXHIBIT 10.138
             THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
                                  [LETTERHEAD]

Ref: Corporate Banking Centre

CONFIDENTIAL

The Directors
Go-Gro Industries Ltd
6/F Kenning Ind Bldg
19 Wang Hoi Road
Kowloon Bay Kowloon

                                                                 30 October 1996
ATTN: MR CLARENCE NQ

Dear Sir

LEASE FINANCE FACILITY
(A/C No. 030-322689)

With reference to our recent discussion, we are pleased to offer you the following lease finance facility for the below-mentioned Goods.

HIBOR LEASING LINE                           HKD9,000,000.-

1)  Lessee                                   Go-Gro Industries Ltd

2)  Details of Goods                         Machinery (subject to the Lease
                                             Agreements)

3)  Location of Goods                        China

4)  Cost of Goods                            HKD9,000,000.- to be amortised
                                             by rental payments over the
                                             Primary Period.

5)  Lease Period - Primary Period            60 months

6)  Initial Rental                           NIL

7)  Rental - Primary Period                  up to approximately
                                             HKD179,275.- per month if
                                             the leasing line is fully
                                             drawn (adjusted according
                                             to individual drawdown)
                                             including interest at 2.5%
                                             over 1 month HIBOR (Hong
                                             Kong Interbank Money Market
                                             Offer Rate), currently
                                             5.3125% per annum, and
                                             payable monthly in arrears
                                             to the debit of your
                                             Current Account
                                             030-322689-001 with us. The
                                             Lease Agreement provides
                                             for the adjustment of
                                             rental in certain
                                             instances, including an
                                             alteration in the Cost of
                                             the Goods and a change in
                                             HIBOR.

Go-Gro Industries Ltd                 -2-                      30 October 1996
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8)  Arrangement Fee                          HKD45,000.- (to be collected
                                             upon acceptance of this
                                             facility letter)

9)  Condition Precedent                      The Lease will come into effect
                                             upon receipt by us of:-

                                         a)  a HIBOR Lease Agreement
                                             as referred to below duly
                                             executed on behalf of the
                                             Lessee; and

                                         b)  the documents and
                                             evidence referred to in the
                                             Appendix to this letter, in
                                             form and content
                                             satisfactory to us.

10) Other Conditions

This facility will be made available to you on our standard Terms and Conditions as set out in the attached HIBOR Lease Agreement.

The terms and conditions of this offer are based on the current laws and regulations. In the event of any material change in any law or regulation which takes place between the date of the offer and the drawdown under the relevant Lease Agreement and which may affect this facility, the Bank reserves the right to renegotiate the said terms and conditions.

Your acceptance of this offer will confirm your agreement that, if when the Lease Agreement is signed the exact Hong Kong Dollar Cost of the leased goods is not known, the bank is authorised to complete the Terms Sheets of the Lease Agreement in this regard once the Hong Kong Dollar cost is known (by the Bank converting the Cost of Goods referred to in this letter in foreign currency to a Hong Kong Dollar amount using an exchange rate determined by the Bank in good faith) and to calculate the Lease Rentals.

As security for the foregoing facility, we require to hold:-

1) a Corporate Guarantee for HKD9,000,000.- from Catalina Lighting Inc together with:-

    (i) a certified copy of a Board Resolution, signed sealed by the Secretary or Assistant Secretary of Catalina Lighting Inc authorising a named person to execute the guarantee.

    (ii) a Certificate of Incumbency signed sealed by the Secretary or Assistant Secretary identifying the individual authorized to issue the guarantee.

    (iii) a Counsel Opinion in the form substantially similar to that attached.

                                                                 Page 2 of 3

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Go-Gro Industries Ltd               -3-                         30 October 1996
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2)   a Letter of Undertaking from the company to maintain a minimum net worth of
     HKD50,000,000.- and that no dividends in excess of 40% of recurrent profit should be paid/declared without our written consent.

If you wish to accept this offer, the authorised signatories of your Company, in accordance with the terms of the mandate given to the Bank, must sign and return the attached copy of this letter to us by 29 November 1996. If no acceptance is received by that date, this offer will be deemed to have lapsed.

We look forward to the development of a mutually beneficial and lasting relationship.

Yours faithfully


                                                  For and on behalf of
                                                  GO-GRO INDUSTRIES LIMITED

                                                  /s/ Robert Hersh
                                                  -----------------------------
                                                     AUTHORIZED SIGNATURE
/s/ SAM CY LEUNG
------------------------------
Sam C Y Leung
Corporate Relationship Manager

PC/uw
Encl